                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): February 27, 2001

                              INSMED INCORPORATED
            (Exact name of registrant as specified in its charter)


           VIRGINIA                         0-30739              54-1972729
---------------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number)      (I.R.S. Employer
         incorporation)                                          Identification No.)

                   800 East Leigh Street, Richmond, VA 23219
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (804) 828-6893
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ITEM 5. OTHER EVENTS

        On February 27, 2001, Insmed Incorporated issued a press release announcing the results in two key Phase II clinical trials, one in obese women with polycystic ovarian syndrome (PCOS) and one in dyslipidemia in non-diabetic subjects, for its lead oral insulin sensitizer, INS-1. Insmed also announced in the press release that Insmed's management team will host a conference call on Wednesday, February 28 at 9:00 a.m. EST to discuss these results. The dial-in number is 800-289-0493 (domestic) or 913-981-5510 (international). The reference code is 433360. A replay of the call will be available from 12:00 p.m. EST, Wednesday, February 28 through 12:00 p.m. EST, Wednesday, March 7, 2001. The replay dial-in number is 888-203-1112 (domestic) or 719-457-0820 (international). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release was also posted on Insmed's website on February 27, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibit


          99.1       Press Release dated February 27, 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INSMED INCORPORATED


Date: February 28, 2001            By:  /s/ Michael D. Baer
                                        -------------------------
                                        Michael D. Baer
                                        Chief Financial Officer
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                              INSMED INCORPORATED
                               INDEX TO EXHIBITS

Exhibit Number

99.1  Press Release dated February 27, 2001.